ACQUISITION OF GOLDSOURCE MINES INC. (Tables) - Goldsource Mines Inc. [Member]	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [Line Items]
Disclosure of total purchase price [Table Text Block]
$
Fair value of 13,159,860 common shares issued (C$3.34 per share)	32,049
Fair value of Mako replacement stock options granted(1)	1,461
Fair value of Mako replacement warrants issued (2)	723
External legal and advisory fees and due diligence costs	829
35,062

Disclosure of fair value of assets acquired and liabilities assumed [Table Text Block]
Fair value of net assets acquired and (liabilities) assumed	As at July 3, 2024
Assets acquired and liabilities assumed:
Cash	$517
Amounts receivable and prepaid expenses	454
Building, vehicles and equipment	402
Mining interest	37,685
Less:
Accounts payable and accrued liabilities	(1,225)
Reclamation and rehabilitation obligation	(1,265)
Wexford Bridge Loan and accrued interest	(1,506)
$35,062